Supplement Dated October 16, 2009
To The Statement of Additional Information
Dated April 6, 2009

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

On page 2, at the end of the section entitled “Asset-Backed Securities”, please add the following paragraph:

The JNL/T. Rowe Price Short-Term Bond Fund may invest in a pooled vehicle that participates directly in the Term Asset-Backed Securities Loan Facility (“TALF”).  The pooled vehicle will pledge asset-backed securities and commercial mortgage-backed securities that are backed by certain types of assets and are rated in the highest investment-grade rating category as collateral for non-recourse loans under the TALF, a joint program of the Federal Reserve and the U.S. Treasury.  TALF loans are considered non-recourse because the lender (Federal Reserve Bank of New York) may generally enforce its rights only against the pledged collateral and not against other assets of the pooled vehicle if such vehicle does not repay the principal and interest on the loans.  The JNL/T. Rowe Price Short-Term Bond Fund may invest the distributions from the pooled vehicle in additional securities and other assets consistent with its investment program.  The pooled vehicle may be managed by T. Rowe Price or its affiliates.  The investment in the pooled vehicle may be considered illiquid.

Please add the following to the Operating Policies for the JNL/T. Rowe Price Short-Term Bond Fund:

(f)	The JNL/T. Rowe Price Short-Term Bond Fund may not pledge or invest more than 10% of its total assets, either directly or indirectly, in TALF.

This Supplement is dated October 16, 2009.

(To be used with V3180 04/09 and V3180PROXY 04/09.)

CMX4455 10/09